                                                              Exhibit 10.11(A)


                  AMENDMENT AGREEMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT is made and entered into this 10th day of March, 2000, by and among CPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), CORRECTIONAL PROPERTIES TRUST, a Maryland real estate investment trust ("CPV"), BANK OF AMERICA, N.A. (successor by merger of NationsBank, National Association) (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended (the "Agreement") and Lenders party to this Amendment Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, CPV, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower in the principal amount of $100,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the Borrower has requested that the Agreement by amended in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. AMENDMENTS. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The definition of "Market Equity Capitalization" in
         SECTION 1.1 is hereby deleted in its entirety.

                  (b) SECTION 10.1(c)(iii) is hereby amended in its entirety so that as amended it shall read as follows:

                           "(iii) Permit at any time Consolidated Total
                  Indebtedness to exceed 50% of the sum of Consolidated Total Liabilities and Consolidated Shareholders' Equity."

                  (c) EXHIBIT H is hereby amended in its entirety so that as amended it is in the form of EXHIBIT H attached to this Amendment Agreement.

         3. REPRESENTATIONS AND WARRANTIES. The Borrower and CPV hereby certify that:


                  (a) The representations and warranties made by Borrower and CPV in ARTICLE VIII thereof are true on and as of the date hereof except that the financial statements referred to in SECTION 8.6(a) shall be those most recently furnished to each Lender pursuant to
         SECTION 9.1(a) and (b);

                  (b) There has been no material change in the condition, financial or otherwise, of CPV, and its Subsidiaries since the date of the most recent financial reports of CPV received by each Lender under
         SECTION 9.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of CPV and its Subsidiaries are not, and since the date of the most recent financial report of CPV and its Subsidiaries received by each Lender under SECTION 9.1 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         4. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement, the Borrower and CPV shall deliver, or cause to be delivered to the Agent ten (10) executed counterparts of this Amendment Agreement.

         5. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of CPV and the Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of CPV and the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           CPT OPERATING PARTNERSHIP, L.P.
WITNESS:

/s/ Christy E. Barnhart                    By:  Correctional Properties Trust,
------------------------------------              General Partner


/s/ Patrick T. Hogan
------------------------------------
                                                   By: /s/ Charles R. Jones
                                                      --------------------------
                                                   Name:  Charles R. Jones
                                                   Title: President & Chief
                                                           Executive Officer


                                           CORRECTIONAL PROPERTIES TRUST
WITNESS:

 /s/ Christy E. Barnhart                   By: /s/ Charles R. Jones
------------------------------------          ----------------------------------
                                              Name:  Charles R. Jones
                                              Title: President & Chief
 /s/ Patrick T. Hogan                                 Executive Officer
------------------------------------


                                           BANK OF AMERICA, N.A., as Agent


                                           By: /s/ Robert Mauriello
                                              ----------------------------------
                                           Name: Robert Mauriello
                                           Title: Vice President



                                           THE BANK OF NOVA SCOTIA


                                           By: /s/
                                              ----------------------------------
                                           Name: Executed (Illegible)
                                           Title: Managing Director



                                           FIRST UNION NATIONAL BANK


                                           By: /s/ Mary A. Morgan
                                              ----------------------------------
                                           Name: Mary A. Morgan
                                           Title: Senior Vice President

                                           SOUTHTRUST BANK, NATIONAL
                                           ASSOCIATION


                                           By: /s/ D. Guy Guenthner
                                              ----------------------------------
                                           Name: D. Guy Guenthner
                                           Title: Group Vice President



                                           SUNTRUST BANK, SOUTH FLORIDA, N.A.


                                           By: /s/ William H. Crawford
                                             -----------------------------------
                                           Name: William H. Crawford
                                           Title: Assistant Vice President



                                           BANKATLANTIC


                                           By: /s/ Ana C. Bolduc
                                              ----------------------------------
                                           Name: Ana C. Bolduc
                                           Title: Senior Vice President




                                           BANK AUSTRIA CREDITANSTALT
                                           CORPORATE FINANCE INC.


                                           By: /s/
                                              ----------------------------------
                                           Name: Executed (Illegible)
                                           Title: Executive Vice President


                                           By: /s/ William E. McCollum, Jr.
                                              ----------------------------------
                                           Name: William E. McCollum, Jr.
                                           Title: Vice President


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


                                    EXHIBIT H

                             Compliance Certificate

Bank of America, N.A., as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A., as Agent
100 North Tryon Street
Charlotte, North Carolina  28255
Attention: ________________
Telefacsimile:  (704) 388-0960


         Reference is hereby made to the Credit Agreement dated as of October 2, 1998 (the "Agreement") among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:

1. Calculations:

       A.   Compliance with 10.1(a): Consolidated Net Worth

            1.  Issued and outstanding share capital             $______________
            2.  Additional paid-in capital plus retained
                    income (retained deficit to be expressed
                    as a negative)                               $______________
            3.  Amount of foreign currency translation
                    adjustment (any negative adjustment
                    to be expressed as a negative)               $______________
            4.  Amount of Treasury Stock                         $______________
            5.  Consolidated Shareholders' Equity
                   (A.1 + A.2 + A.3 - A.4)                       $______________
            6.  Reserves (other than contingency reserves
                    not allocated to any particular purpose)     $______________
            7.  A.5 minus A.6                                    $______________

       Required:

                (i)  $__________; plus                           $______________
                (ii) 85% of increases in stated
                        capital and paid-in capital from
                        the issuance of equity securities
                        or other capital investments
                        during prior Fiscal Quarter;             $______________

                        Total Requirement                        $______________

       B.   Compliance with Section 10.1(b): Consolidated Interest
            Coverage Ratio

            1. Consolidated Adjusted EBITDA
                  for most recent four Fiscal Quarters*
               (i)      Consolidated Net Income, plus            $______________
               (ii)     Consolidated Interest Expense, plus      $______________
               (iii)    taxes on income, plus                    $______________
               (iv)     amortization, plus                       $______________
               (v)      depreciation, minus                      $______________
               (vi)     amount of actual cash expenditures
                        for maintenance-related Capital
                        Expenditures                             $______________

               Total                                             $______________


            2. Consolidated Interest Expense                     $______________
            3. Ratio of Consolidated Adjusted
                  EBITDA (B.1) to Consolidated Interest
                  Expense (B.2)                                   ____ to 1.00

               REQUIRED:  NOT LESS THAN 3.00 TO 1.00.
               *   See Schedules I and II for calculation of
                   Consolidated Adjusted EBITDA and Annualized
                   EBITDA, if applicable, for any Qualifying Property.

         C. Compliance with Section 10.1(c)(i): Ratio of Consolidated Total Indebtedness to Consolidated Total Value

            1. Consolidated Total Indebtedness less amount
               of Non-Recourse Indebtedness of Unrestricted
               Subsidiaries ($__________)                       $______________
            2. Consolidated Total Value (Lesser of Historical
               Cost and Appraised Value of all Pledged
               Properties in the Pledge Pool)                   $______________



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

             3. Ratio of Consolidated Total Indebtedness (C.1)
                to Consolidated Total Value (C.2)                   ____ to 1.00

                REQUIRED: NOT GREATER THAN .50 TO 1.00.

         D. Compliance with Section 10.1(c)(ii): Consolidated Total
            Indebtedness

            1. Consolidated Total Indebtedness less
                  amount of Non-Recourse Indebtedness
                  of Unrestricted Subsidiaries ($_________)      $______________
            2. Consolidated Adjusted EBITDA (see B.1) X 4.0      $______________
            3. Historical Cost of Pledged Properties and
                  other Qualifying Properties  X 50%             $______________

               REQUIRED: CONSOLIDATED TOTAL INDEBTEDNESS
               (LESS AMOUNT OF NON-RECOURSE INDEBTEDNESS
               OF UNRESTRICTED SUBSIDIARIES) NOT TO EXCEED
               LESSER OF 4.0 TIMES CONSOLIDATED ADJUSTED
               EBITDA OR 50% OF HISTORICAL COST

         E. Compliance with Section 10.1(c)(iii): Consolidated Total
            Indebtedness

            1. Consolidated Total Indebtedness:                   $_____________
            2. Consolidated Total Liabilities                     $_____________
            3. Consolidated Shareholders' Equity                  $_____________
            4. (E.2 plus E.3) X 50%                               $_____________

               REQUIRED:  CONSOLIDATED TOTAL INDEBTEDNESS
               (E.1) MAY NOT EXCEED E.4

         F. Compliance with Section 10.1(d): Consolidated Secured Indebtedness to Consolidated Total Value

             1. Consolidated Secured Indebtedness
                   less amount of Non-Recourse
                   Indebtedness of Unrestricted
                   Subsidiaries ($__________)                     $_____________
             2. Consolidated Total Value (See C.2)                $_____________
             3. Ratio of Consolidated Secured
                   Indebtedness (F.1) to Consolidated
                   Total Value (F.2)                                ____ to 1.00

                REQUIRED: NOT GREATER THAN .45 TO 1.00



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


         G. Borrowing Base
                See attached Borrowing Base Certificate

         H. Compliance with Section 10.5(f): Purchase Money Indebtedness

            1. Purchase Money Indebtedness:                       $_____________

               REQUIRED: NOT GREATER THAN $1,000,000

         I. Compliance with Section 10.5(g): Additional Non-Recourse
            Indebtedness

            1. Additional Non-Recourse Indebtedness:              $_____________
            2. Consolidated Total Value (See C.2) X 20%           $_____________

               REQUIRED: ADDITIONAL NON-RECOURSE
               INDEBTEDNESS (I.1) MAY NOT EXCEED 20%
               OF CONSOLIDATED TOTAL VALUE (I.2)

         J. Compliance with Section 10.5(h): Additional unsecured Indebtedness for Money Borrowed

            1. Additional Unsecured Indebtedness
               for Money Borrowed:                                $_____________

               REQUIRED:  NOT GREATER THAN $1,000,000

         K. Compliance with Sections 10.7(e): Investments

            1. Principal amount of Non-conforming
                 Investments:                                     $_____________
            2. Loans and investments in
                 Unrestricted Subsidiaries:                       $_____________
            3. Total                                              $_____________
            4. Consolidated Total Value
                 (See C.2) X 5%                                   $_____________

               REQUIRED:
               NON-CONFORMING INVESTMENTS AND LOANS
               AND INVESTMENTS IN UNRESTRICTED
               SUBSIDIARIES (K.3) MAY NOT EXCEED 5%
               OF CONSOLIDATED TOTAL VALUE (K.4).




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


         L. Compliance with Section 10.9: Restricted Payments

            1. Restricted Payments permitted under
                  Section 10.9 during most recently ended
                  Fiscal Year (or during Fiscal Year 1998
                  since the Closing Date):                        $_____________
            2. Cash Available for Distribution                    $_____________
            3. Funds from Operations X 95%                        $_____________
            4. Lesser of E.2 and E.3                              $_____________

               REQUIRED: RESTRICTED PAYMENTS (L.1) MAY
               NOT EXCEED L.4

    No Default

         1.       Since __________ (the date of the last similar certification),
                  (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article XI of the Agreement has occurred and is continuing.

         2. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:

                  (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.

         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, _____.

                                            CPT OPERATING PARTNERSHIP L.P.


                                            By:
                                               ---------------------------------
                                                   Authorized Representative




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                      SCHEDULE I TO COMPLIANCE CERTIFICATE
                          CONSOLIDATED ADJUSTED EBITDA

1.       Quarterly Consolidated Adjusted EBITDA:
         (Including only properties operational for entire Four-Quarter period)

                                                          Q1           Q2           Q3          Q4        ROLLING 4Q
                                                          --           --           --          --        ----------
         A.    Consolidated Net Income
               (from financial statements)         $        xx   $     xx    $      xx    $      xx    $        xx
         B.    Less:  Net Gains or other
               extraord. defined in
               Credit Agreement                             xx         xx           xx           xx             xx
         C.    Plus:  Consolidated Interest Exp.            xx         xx           xx           xx             xx
         D.           Taxes on Income                       xx         xx           xx           xx             xx
         E.           Amortization                          xx         xx           xx           xx             xx
         F.           Depreciation                          XX         XX           XX           XX             XX
                                                   -----------   --------    ---------    ---------    -----------
         G.    Consolidated EBITDA                          xx         xx           xx           xx             xx

         H.    Maintenance Capital Expend.                  XX         XX           XX           XX             XX
                                                   -----------   --------    ---------    ---------    -----------

         I.    Consolidated Adjust EBITDA (G - H)                                                      $
                                                                                                        ----------
         J.    EBITDA of Unrestricted Subsidiaries                                                     $
                                                                                                        ----------
         K.    Annualized EBITDA (from Schedule 2 H-7)                                                 $
                                                                                                        ----------
         L.    Consolidated Adjusted EBITDA (I - J + K)                                                $
                                                                                                        ----------

                                   SCHEDULE II

ANNUALIZED EBITDA

Annualized EBITDA for Qualifying Properties not operational for entire four-quarter period.

                                                        PROP 1      PROP 2       PROP 3      PROP 4        Total
                                                        ------      ------       ------      ------        -----
A.       Net Income
B.       Interest Expense
C.       Taxes on Income
D.       Amortization
E.       Depreciation

F.       EBITDA
G.       Time Operational
H.       Applicable Multiple*

I.       Annualized EBITDA (F. X H.)                  ______      ______       ______      ______       $_____



*The following are the applicable multiples:

Time Operational                                     Multiple
----------------                                     --------

Less than one quarter                                 N/A**
one quarter                                           4
two quarters                                          2
three quarters                                        4/3

**If the property meets the requirements of the Credit Agreement, Annualized
  EBITDA will be based on pro forma project results of operations for a period of four quarters prepared by the Borrower.